Income Taxes - Disclosure of Detailed Information about Deductible Temporary Differences Unused Tax Losses and Unused Tax Credits For Which Deferred Income Tax Assets Not Recognized (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Taxes [Abstract]
Mineral properties, plant and equipment	$ 43,215	$ 430,274
Investments and loans and borrowings	66,450	322,272
Derivatives	10,010	8,276
Reclamation and closure cost provisions	77,160	41,164
Inventories	4,473	0
Share issue and finance costs	0	1,176
Other	33,030	14,970
Non-capital losses	325,065	449,984
Capital losses	34,381	10,689
State alternative minimum tax credit	0	7,434
Total unrecognized deferred tax assets	$ 593,784	$ 1,286,239